EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ John M. Bissell
                                        John M. Bissell

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ John D. Boyles
                                        John D. Boyles

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ John C. Canepa
                                        John C. Canepa


























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ Michael J. Jandernoa
                                        Michael J. Jandernoa

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ John P. Keller
                                        John P. Keller

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ Jerry K. Myers
                                        Jerry K. Myers

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ William U. Parfet
                                        William U. Parfet

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ Percy A. Pierre
                                        Percy A. Pierre

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ Robert L. Sadler
                                        Robert L. Sadler

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ Peter F. Secchia
                                        Peter F. Secchia

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ B. P. Sherwood, III
                                        B. P. Sherwood, III

























                                   EXHIBIT 24

                                                                     Nonemployee
                                                                         Options
                               POWER OF ATTORNEY


          The undersigned, in his capacity as director or officer of OLD KENT FINANCIAL CORPORATION, does hereby appoint DAVID J. WAGNER, MARTIN J. ALLEN, JR., and RICHARD W. WROTEN, and any of them, his attorney to execute in his name, in his capacity as a director or officer of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation for its Stock Option Plan for Nonemployee Director Optionholders of First National Bank Corp., any pre-effective and post-effective amendments to said Registration Statement, and any instruments incidental to that Registration Statement and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of said attorneys.


          Date                               Signature


     January 16, 1995                   /s/ David J. Wagner
                                        David J. Wagner